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                                                                   EXHIBIT 10.17

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Portions denoted with an asterisk have been omitted
and filed separately with the Securities and Exchange
Commission pursuant to a request for confidential
treatment.
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                        DISTRIBUTION SERVICES AGREEMENT

                                  TERM SHEET


1.   PARTIES:
     -------

     (a)  Twentieth Century Fox Home Entertainment, Inc. "Fox"); and

     (b)  Artisan Home Entertainment, Inc. ("Artisan").

2.   DISTRIBUTION TERRITORY: The U.S., its territories and possessions (i.e.,
     -----------------------
including Puerto Rico) ("Distribution Territory").

3.   PICTURES: This Agreement covers all Motion Pictures for which Artisan has
     --------
or acquires the right of Home Video Distribution during the Term, including Artisan's existing catalog, new productions and new acquisitions ("Pictures").

4.   TERM: The period commencing August 1, 1998 and ending *
     ----
("Term").*

5.   DISTRIBUTION SERVICES: For each Picture for which Artisan engages in Home
     ---------------------
Video Distribution during the Term, except as provided in Paragraph 6., Fox shall have the exclusive right and obligation to provide Artisan with:

     (a)  for VHS format Video Devices only, duplication services *; and

     (b) for all formats of Video Devices (including DVD), the following services (collectively, "Distribution Services"):

          (i) physical distribution services (including pick, pack and ship and returns processing services);

          (ii)  retail merchandising and inventory management services;

          (iii) credit evaluation, billing and collection services;

          (iv)  co-op and other advertising credit administration services; and

          (v)   customer service services for VMI Customers.
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6.   EXCEPTIONS TO EXCLUSIVITY: *
     -------------------------

7.   FOX'S DISTRIBUTION SERVICES FEE:
     ---------------------------------

     *

8.   GROSS RECEIPTS: *
     --------------

9.   NET RECEIPTS: *
     ------------

10.  RESERVES:
     --------

     *

11.  PAYMENT: *
     -------

12.  CROSS-COLLATERALIZATION / SHORTFALLS: *
     ------------------------------------

13.  ARTISAN'S OBLIGATIONS: For each Picture for which Artisan engages in Home
     ---------------------
Video Distribution during the Term:

     (a)  Duplication (VHS): For VHS format Video Devices of such Picture,
          -----------------
     Artisan shall cooperate with Fox in arranging for timely duplication of such Video Devices by Fox's duplicator(s), including by making reproduction masters and packaging artwork and materials timely available to Fox's duplicator(s) and by providing, subject to Fox's reasonable approval, order entry, management and tracking services and component inventory management services for Video Devices of such Picture. Fox and Artisan shall cooperate in good faith at all times to minimize scheduling conflicts between Artisan's duplication and Fox's duplication and Fox shall use commercially reasonable efforts to accommodate Artisan's duplication (taking into account Artisan's commercial needs as well as Fox's); *, Fox shall use commercially reasonable efforts to assist Artisan in resolving such dispute, it being agreed that Fox shall have the right to pay all invoices for duplication of Video Devices of Pictures in its reasonable discretion and to deduct all such amounts paid as Distribution Services Costs hereunder. At all times, Artisan shall be the sole owner of all materials with respect to Pictures, including reproduction masters, packaging materials, and Video Devices.

     (b)  Delivery of Finished Goods (DVD): For DVD format Video Devices of
          --------------------------------
     Pictures, Artisan shall timely deliver finished goods to Fox or Fox's distributor.

     (c)  Sales and Marketing Activities: Artisan shall engage in sales and
          ------------------------------
     marketing activities in types and amounts that are customary in the home video industry as practiced by Artisan as of the date hereof for similar product, and Artisan shall timely provide Fox with all sales information (including all order entry and returns authorization information on a per-customer basis) reasonably required to permit Fox to provide Distribution Services to Artisan. Artisan's sales activities shall be subject to the following restrictions:
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          (i)   All sales to customers of Artisan for whom Fox provides vendor-
          managed inventory services ("VMI Customers") shall be made on the same terms and conditions as then in-effect for sales of similar Fox product to such VMI Customers, except that the following terms and conditions may vary: pricing (including performance rebates and discounts); and slotting, display, co-op and other advertising allowances, payments, rebates and credits;

          (ii) In connection with all sales to customers of Artisan for whom Fox does not provide vendor-managed inventory services ("Non-VMI Customers"), Artisan shall be responsible for all customer service services;

          (iii) Fox shall not be obligated to provide direct-to-store distribution to any customer of Artisan that Fox is not then providing with direct-to-store distribution of similar Fox product; and

          (iv) Fox shall not be obligated to provide vendor-managed inventory services to any customer of Artisan that Fox is not then providing with vendor-managed inventory services for similar Fox product.

     (d)  Sales and Marketing Costs: Artisan shall be directly responsible for
          -------------------------
     all costs in connection with the selling, advertising and promotion of Video Devices of the Pictures, including design, production and manufacture of marketing and advertising materials, press kits, trailers, screening Video Devices, media purchases, mailers, promotions, fulfillment, design, production and shipment of display and point-of-purchase advertising (if not shipped with Video Devices), advertising agency and public relations fees, consultant fees, sales incentive programs, trade show and entertainment costs, commercial tie-ins and sales commissions (collectively. "Sales and Marketing Costs"). Fox shall have no responsibility for Sales and Marketing Costs.

     (e)  Taxes: Artisan shall be directly responsible for all amounts (however
          -----
     denominated) required to be remitted to taxing authorities as sales, use, excise, VAT, commodity, remittance, withholding and comparable or similar taxes with respect to Cassettes of the Pictures (collectively, "Taxes"). Fox shall have no responsibility for Taxes.

      (f) Payments to Third Parties: Except as expressly provided herein, Fox
          -------------------------
     shall have no obligation to make any payment of any kind to any third Parties with respect to Video Devices of the Pictures for any reason whatsoever, including residuals or royalties, as such payments, if any, are the responsibility and obligation of Artisan.

14.  *

15.  CHANGE OF CONTROL: In the event a third Party which has a substantial home
     -----------------
video distribution system in the Distribution Territory enters into a joint venture with, merges with, or is consolidated with or acquires control of or comes under common control with Artisan, Artisan shall have the right to terminate the Agreement on six months prior written notice to Fox.
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16.  EXPIRATION/TERMINATION PROCEDURES: Fox and Artisan shall agree on mutually
     ---------------------------------
acceptable expiration/termination procedures, including procedures for estimating amounts of retail inventory in the field, and goods in transit.

17.  OWNERSHIP OF DATA: As between Artisan and Fox, Artisan shall be the sole
     -----------------
owner of all data generated by Fox or its vendors with respect to Video Devices of the Pictures, including without limitation all point-of-sale data from VMI Customers with respect to such data. Fox shall treat all such data as Confidential Information of Artisan pursuant to the Amended and Restated Mutual Confidentiality and Non-Disclosure Agreement dated as of March 1, 1998 between Fox and Artisan. Notwithstanding anything in the foregoing two sentences to the contrary, Fox and its employees, agents and vendors shall have an irrevocable license for the Term to use such data solely for the purpose of providing Distribution Services to Artisan hereunder.

18.  OTHER TERMS AND CONDITIONS: All other Terms and Conditions shall be subject
     --------------------------
to good faith negotiation to be mutually agreed. Unless and until a long-form distribution services agreement is signed, this Term Sheet shall constitute a binding agreement between Fox and Artisan. Any modification of the above terms shall be in writing and signed by Fox and Artisan.

By signing in the spaces provided below, Fox and Artisan accept and agree to all of the terms and conditions of this Term Sheet.

TWENTIETH CENTURY FOX HOME               ARTISAN HOME ENTERTAINMENT. INC.
ENTERTAINMENT, INC.                      ("Artisan")
("Fox")

    /s/ Laura Cook                           /s/ Amir Malin
By: _______________________              By: ___________________________

Its:  SVP                                    Its: CEO
      Legal & Business

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Exhibit A1 - Pricing Schedule

*

Exhibit A2 - Pricing Schedule

*

Exhibit A3 - Pop-up Slipcase Pricing

*

Exhibit A4 - Rigid Slipcase Pricing

*